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                                                                    EXHIBIT 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Ivan G. Seidenberg, President and Chief Executive Officer of Verizon Communications Inc. (the "Company"), certify that:

         (1) the report of the Company on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.




Date: May 12, 2003                     /s/ Ivan G. Seidenberg
                                       -----------------------------------------
                                           Ivan G. Seidenberg
                                           President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Verizon Communications Inc. and will be retained by Verizon Communications Inc. and furnished to the Securities and Exchange Commission or its staff upon request.